UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BAUSCH HEALTH COMPANIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

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BAUSCH HEALTH COMPANIES INC.
2150 Saint Elzear Blvd. West
Laval, Quebec H7L 4A8
ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, APRIL 28, 2020
The following Notice of Change of Location supplements and relates to the original Management Proxy Circular and Proxy Statement (the “Proxy Statement”) of Bausch Health Companies Inc. (the “Company”) dated March 16, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Tuesday, April 28, 2020 (the “Annual Meeting”). This Notice of Change of Location is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 2, 2020.
THE NOTICE OF CHANGE OF LOCATION SHOULD BE READ
IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2020

To the Shareholders of
Bausch Health Companies Inc.:

Due to the emerging public health impact of the coronavirus pandemic (COVID-19) and to protect the health and safety of our partners and shareholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Bausch Health Companies Inc. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Tuesday, April 28, 2020 at 9:00 a.m. EDT. In light of public health concerns regarding the coronavirus pandemic, this year’s Annual Meeting will be held in a virtual meeting format only via live webcast. You will not be able to attend the Annual Meeting physically.
As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 2, 2020, the record date for the Annual Meeting, or hold a legal proxy for the Annual Meeting provided by your bank, broker, or nominee. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. In addition, shareholders can participate in the live audio webcast of the meeting online at www.virtualshareholdermeeting.com/BHC2020. In order to pose questions and vote at the virtual Annual Meeting, shareholders must enter the 16-digit control number found on their proxy card, voting instruction form or Notice Regarding Internet Availability of Proxy Materials (the “Notice”) previously received. You may vote during the Annual Meeting by following the instructions available on the website during the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. In order to facilitate participation by non-record shareholders at the virtual Annual Meeting on the same basis as record shareholders, Bausch Health has waived the deadline for the deposit of proxies of 11:59 p.m. EDT on Friday, April 24, 2020 (or, in the case of any adjournment of the Annual Meeting, not less than 48 hours, excluding Saturdays, Sundays and applicable holidays, prior to the time of the rescheduled Annual Meeting), and will accept votes by proxy up to the time of voting on Tuesday, April 28, 2020.
By Order of the Board of Directors,

Christina M. Ackermann
Executive Vice President and
General Counsel
April 2, 2020

The Annual Meeting on April 28, 2020 at 9:00 a.m. EDT (the “Annual Meeting”) will be accessible at www.virtualshareholdermeeting.com/BHC2020. The proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available on our Investor Relations website at https://ir.bauschhealth.com. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.
Questions and Answers About the Virtual Annual Meeting
How can I vote before the virtual Annual Meeting?
Whether or not shareholders plan to attend the virtual Annual Meeting, they may still vote by submitting their voting instructions online at www.proxyvote.com or by completing and returning their proxy in advance of the meeting by one of the methods described in the circular and proxy materials previously distributed for the meeting. Please refer to the section “Questions About Voting” of the circular for additional details on how to vote by proxy before the Annual Meeting and the matters to be voted upon.
What do I need to do if I wish to attend the virtual Annual Meeting?
The Annual Meeting will be a virtual-only meeting held via live audio webcast available online at www.virtualshareholdermeeting.com/BHC2020. You will be able to access the Annual Meeting using an internet connected device such as a laptop, computer, tablet or mobile phone, and the meeting platform will be supported across browsers and devices that are running the most updated version of the applicable software plugins. You will need your 16-digit control number (located on the proxy card, voting instruction form or Notice) to enter the virtual Annual Meeting as a shareholder.
Shareholders can access and vote at the Annual Meeting during the live webcast as follows:

1.
Log into www.virtualshareholdermeeting.com/BHC2020 at least 15 minutes before the Annual Meeting starts. You should allow ample time to check into the virtual Annual Meeting and to complete the related procedures.

2.	Enter your 16-digit control number into the Shareholder Login section (your control number is located on your proxy card, voting instruction form or Notice) and click on “Enter Here.”

3.	Follow the instructions to access the Annual Meeting and vote when prompted.
Even if you currently plan to participate in the virtual Annual Meeting, you should consider voting your shares by proxy in advance so that your vote will be counted if you later decide not to attend the meeting or in the event that you are unable to access the virtual Annual Meeting for any reason. If you access and vote on any matter at the Annual Meeting during the live webcast, then you will revoke any previously submitted proxy.
Those accessing the virtual Annual Meeting must remain connected to the internet at all times during the Annual Meeting in order to vote when balloting commences. It is your responsibility to ensure internet connectivity for the duration of the Annual Meeting.

Shareholders or their proxyholders with questions regarding the virtual Annual Meeting portal or requiring assistance accessing the meeting website may call the technical support line at 1-800-586-1548 (toll-free) or 303-562-9288 (toll) or visit the website www.virtualshareholdermeeting.com for additional information.
Appointing a Proxyholder
Since the Annual Meeting will take place virtually, the process for appointing another person as your proxyholder (other than the Board nominated proxies named in the proxy card) to access the Annual Meeting and vote on your behalf is different than it would be for an in-person meeting. Although you may have previously appointed a proxyholder by inserting the name of your chosen proxyholder in the proxy card or voting instruction form or online at www.proxyvote.com, if you would like your proxyholder to attend and vote at the virtual Annual Meeting on your behalf you now must:

•	prior to the Annual Meeting, go online at www.proxyvote.com and enter an “Appointee Name” and designate an 8-character “Appointee Identification Number” to appoint your proxyholder; and

•
inform your appointed proxyholder of the exact Appointee Name and 8-character Appointee Identification Number prior to the Annual Meeting. Your proxyholder will require both your Appointee Name and Appointee Identification Number in order to access the Annual Meeting and vote on your behalf.

Please note that, if you wish to appoint a person as your proxyholder other than the Board nominated proxies named in the proxy card and you do not go online to and designate the Appointee Information as required, or if you do not provide the exact Appointee Name and Appointee Identification Number to that other person, that other person will not be able to enter the Annual Meeting and vote on your behalf.
Your proxyholder can access and vote at the Annual Meeting during the live audio webcast as follows:

1.
Log into www.virtualshareholdermeeting.com/BHC2020 at least 15 minutes before the Annual Meeting starts. Allow ample time to check into the virtual Annual Meeting and to complete the related procedures.

2.
Enter the Appointee Name and Appointee Identification Number exactly as it was entered through www.proxyvote.com by the shareholder for whom it is acting as proxyholder and click on “Enter Here.” If this information is not provided to the proxyholder by such shareholder, or if it is not entered exactly as that shareholder entered it, the proxyholder will not be able to enter the Annual Meeting or vote on the shareholder’s behalf during the live audio webcast.

A person appointed as proxyholder for more than one shareholder will be asked to enter the Appointee Information for each separate shareholder in order to vote the applicable common shares on their behalf at the Annual Meeting.

3.	Follow the instructions to access the Annual Meeting and vote when prompted.

Asking questions at the Annual Meeting
Bausch Health believes that the ability for shareholders or their proxyholders to participate in the meeting in a meaningful way, including asking questions, remains important despite the decision to hold this year’s Annual Meeting virtually due to the novel coronavirus pandemic. At the Annual Meeting, record shareholders, non-record shareholders and proxyholders will have an opportunity to ask questions at the meeting in writing by sending a message to the chair of the Annual Meeting online through the virtual meeting platform. It is anticipated that shareholders and their proxyholders will have substantially the same opportunity to ask questions on matters of business at the meeting as in past years when the annual meeting of shareholders was held in person.